UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 14, 2003

VORNADO OPERATING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-14525 (Commission File Number)	No. 22-3569068 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

        On July 14, 2003, Vornado Operating Company issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

        The following document is filed as an Exhibit to this report:

99.1      Press Release, dated July 14, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO OPERATING COMPANY (Registrant)
By:	/s/ Joseph Macnow

	Name: Title:	Joseph Macnow Executive Vice President - Finance and Administration and Chief Financial Officer

Date: July 14, 2003

EXHIBIT INDEX

99.1	Press Release, dated July 14, 2003

Exhibit 99.1

CONTACT:	JOSEPH MACNOW (201) 587-1000

VORNADO OPERATING COMPANY

210 Route 4 East Paramus, NJ 07652

FOR IMMEDIATE RELEASE–JULY 14, 2003

PARAMUS, NEW JERSEY......Effective today, VORNADO OPERATING COMPANY's (“Company”) common stock is traded over the counter under its newly assigned ticker symbol, VOOC.

As the Company previously announced, as of the close of business on Friday, July 11, 2003, the American Stock Exchange has suspended trading in the Company’s common stock.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with financing commitments, general competitive factors and costs and uncertainties associated with the Company’s investee, AmeriCold Logistics.

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